EXPLANATORY NOTE

The sole purpose of this filing is to file risk/return summary information, in interactive data format, for Class A shares, Class C shares, Class P shares, Class Y shares and Institutional Class shares of the Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, each a separate series of Rydex Series Funds.